EXHIBIT 99.1

April 24, 2015

Ultimate Rack Inc.

5600 Tennyson Parkway, Suite 330

Plano, Texas, 75024

Subject: Kevin Bobryk Acceptance of Appointment to the Board of Directors

To whom it may concern,

This letter is to formally advise the Board of Directors of Ultimate Rack Inc., that I hereby accept the appointment to the positions of Chief Operating Officer and President of Ultimate Rack Inc., for the term of 90 days. Should the term need to be extended an additional 90 days, the Board of Directors shall vote prior to the 90 day term expiration date. This appointment hereby grants the authority to act on behalf of the Company and to execute all documents necessary to facilitate all corporate actions of Ultimate Rack Inc.

Sincerely,

/s/ Kevin Bobryk
Kevin Bobryk

1

Unanimous Consent to Action in Lieu of A Special Meeting
of the Board of Directors of ULTIMATE RACK, INC.

Pursuant to the Authority granted to directors to take action by unanimous consent without a meeting pursuant to the Articles of Incorporation of Ultimate Rack, Inc., the Board of Directors (“Directors”) of Ultimate Rack Inc., a Nevada corporation (the “Company”), do hereby consent to, adopt, ratify, confirm and approve, as of the date indicated below, the following recitals and resolutions, as evidenced by their signature hereunder:

WHEREAS, the Board of Directors has deemed it advisable to appoint Mr. Kevin Bobryk as its interim Chief Operating Officer, President and member of the Board of Directors for the term of 90 days;

NOW, THEREFORE, be it:

RESOLVED, the Board of Directors hereby appoints Mr. Kevin Bobryk as its interim Chief Operating Officer, President and member of the Board of Directors for the term of 90 days;

EXECUTED, as of the 24th day of April, 2015 by a unanimous consent of the Board of Director of ULTIMATE RACK, INC.

Signed:	/s/ Robert Oblon
Robert Oblon

Signed:	/s/ Kevin Bobryk
Kevin Bobryk

2

Consent to Action in Lieu of A Special Meeting
of the Shareholders of Ultimate Rack Inc.

The undersigned, being the shareholder(s) of a majority of the shares of voting stock issued and outstanding of Ultimate Rack Inc., a Nevada corporation (the “Corporation”), acting by written consent without a meeting pursuant to the NRS Chapter 78, do hereby adopt the following resolutions with the same force and effect as if such resolutions had been duly presented and adopted at a special meeting of the shareholder(s) of the Corporation duly called and held on April 24th, 2015.

WHEREAS, the Board of Directors has deemed it advisable to appoint Mr. Kevin Bobryk as its interim Chief Operating Officer, President and member of the Board of Directors for a term of 90 days;

NOW, THEREFORE, be it:

RESOLVED, the majority shareholder hereby agrees to the appointment of Mr. Kevin Bobryk as its interim Chief Operating Officer, President and member of the Board of Directors for the term of 90 days;

RESOLVED, that the Officer of said Corporation be, and they hereby are, authorized to sign any and all documents and perform any and all acts on behalf of the Corporation, in their discretion, deem necessary, desirable or appropriate for the issuance of the above referenced shares, and be it

FURTHER RESOLVED, that the Chief Executive Officer and Secretary of the Corporation hereby are, and each of them with the full authority to act without the others hereby is, authorized, in the name and on behalf of the Corporation, to execute all other documents necessary to facilitate the actions of the Corporation as described herein, including the appropriate notations and adjustments in the financial records of the Corporation.

IN WITNESS WHEREOF, I hereby set my hand this 24th day of April, 2015.

/s/ Robert Oblon
Travopoly Travel, LLC, Majority Shareholder

Signed By: Robert Oblon

3

SECRETARY OF STATE

STATE OF NEVADA

NEVADA STATE BUSINESS LICENSE

ULTIMATE RACK INC.

Nevada Business Identification # NV20101544461

Expiration Date: July 31, 2016

In accordance with Title 7 of Nevada Revised Statutes, pursuant to proper application duly filed and payment of appropriate prescribed fees, the above named is hereby granted a Nevada State Business License for business activities conducted within the State of Nevada.

Valid until the expiration date listed unless suspended, revoked or cancelled in accordance with the provisions in Nevada Revised Statutes. License is not transferable and is not in lieu of any local business license, permit or registration.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office on May 14, 2015

Barbara K. Cegavske

BARBARA K. CEGAVSKE
Secretary of State

You may verify this license at www.nvsos.gov under the Nevada Business Search.

License must be cancelled on or before its expiration date if business activity ceases. Failure to do so will result in late fees or penalties which by law cannot be waived.

4

(PROFIT) INITIAL/ANNUAL LIST OF OFFICERS, DIRECTORS AND STATE BUSINESS LICENSE APPLICATION OF:

ENTITY NUMBER: E0341112010-1

ULTIMATE RACK INC.
NAME OF CORPORATION

FOR THE FILING PERIOD OF JUL, 2015 TO JUL, 2016

100102

USE BLACK INK ONLY - DO NOT HIGHLIGHT

****YOU MAY FILE THIS FORM ONLINE AT www.nvsilverflume.gov****

☐ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

Filed in the office of	
Barbara K. Cegavske Secretary of State State of Nevada	Document Number **20150219774-18**
	Filing Date and Time **05/14/2015 11:36 AM**
	Entity Number **E0341112010-1**

(This document was filed electronically.)

ABOVE SPACE IS FOR OFFICE USE ONLY

IMPORTANT: Read instructions before completing and returning this form.

1. Print or type names and addresses, either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. There must be at least one director. An **Officer** must sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional officers, attach a list of them to this form.
3. Return the completed form with the filing fee. Annual list fee is based upon the current total authorized stock as explained in the Annual List Fee Schedule For Profit Corporations. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. State business license fee is $200.00. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.
5. Make your check payable to the Secretary of State.
6. **Ordering Copies:** If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. A **copy fee of $2.00 per page** is required for **each additional copy** generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

CHECK ONLY IF APPLICABLE AND ENTER EXEMPTION CODE IN BOX BELOW

☐ Pursuant to NRS Chapter 76, this entity is exempt from the business license fee. Exemption code: ____

NOTE: If claiming an exemption, a notarized Declaration of Eligibility form must be attached. Failure to attach the Declaration of Eligibility form will result in rejection, which could result in late fees.

☐ This corporation is a publicly traded corporation. The Central Index Key number is: ____

☐ This publicly traded corporation is not required to have a Central Index Key number.

NRS 76.020 Exemption Codes
- 001 - Governmental Entity
- 005 - Motion Picture Company
- 006 - NRS 680B.020 Insurance Co.

NAME	TITLE(S)	ADDRESS	CITY	STATE	ZIP CODE
KEVIN BOBRYK	PRESIDENT (OR EQUIVALENT OF)	187 SW 7 ST. #A , USA	MIAMI	FL	33130
KEVIN BOBRYK	SECRETARY (OR EQUIVALENT OF)	187 SW 7 ST. #A , USA	MIAMI	FL	33130
KEVIN BOBRYK	TREASURER (OR EQUIVALENT OF)	187 SW 7 ST. #A , USA	MIAMI	FL	33130
KEVIN BOBRYK	DIRECTOR	187 SW 7 ST. #A , USA	MIAMI	FL	33130

None of the officers or directors identified in the list of officers has been identified with the fraudulent intent of concealing the identity of any person or persons exercising the power or authority of an officer or director in furtherance of any unlawful conduct.

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X KEVIN BOBRYK

Signature of Officer or Other Authorized Signature

Title: PRESIDENT AND DIRECTOR

Date: 5/14/2015 11:35:58 AM

Nevada Secretary of State List Profit
Revised: 1-5-15

5